UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2013

COUNTERPATH CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50346
(Commission File Number)

20-0004161
(IRS Employer Identification No.)

300-505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3
(Address of principal executive offices and Zip Code)

604.320.3344
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 25, 2013, we re-appointed Bruce A. Joyce to our board of directors.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 25, 2013, we held our annual and special meeting of stockholders.  The final voting results for each of the proposals submitted to a vote of the stockholders are set forth below.

Election of Directors

At the annual and special meeting, our stockholders voted on the election of our directors with the following votes:

	For	Withheld	Abstain	Broker Non-Votes
Chris Cooper	25,312,090	21,352	0	0

Donovan Jones	25,307,913	25,529	0	0

Owen Matthews	25,328,738	4,704	0	0

Terence Matthews	25,328,500	4,942	0	0

Larry Timlick	25,330,610	2,832	0	0

As a result, Chris Cooper, Donovan Jones, Owen Matthews, Terence Matthews and Larry Timlick were elected as directors of our company for a one-year term expiring on the day of the 2014 meeting of stockholders.

Appointment of BDO Canada LLP, Chartered Accountants

At the annual and special meeting, our stockholders ratified the selection of BDO Canada LLP, Chartered Accountants, as auditors of our company with the following votes:

For	Withhold	Abstain	Broker Non-Votes
27,851,510	7,609	0	0

Auditors’ Remuneration

At the annual and special meeting, our stockholders authorized the directors of our company to fix the auditors’ remuneration with the following votes:

For	Against	Abstain	Broker Non-Votes
25,442,532	9,099	1,667	0

Amendment to the Deferred Share Unit Plan

At the annual and special meeting, our stockholders approved an amendment to the deferred share unit plan (the “DSUP”) to remove the requirement to have the Toronto Stock Exchange approve any annual grants of deferred share units to any one participant with an Award Market Value (as defined in the DSUP) of greater than $100,000 under the DSUP with the following votes:

For	Against	Abstain	Broker Non-Votes
14,277,963*	12,672	13,885	0

*Excludes 11,028,922 shares owned and voted by directors and officers of our company.

Amendment to the Articles of Incorporation

At the annual and special meeting, our stockholders approved an amendment to our Articles of Incorporation to increase the authorized capital of our company from 83,076,900 shares of common stock to 100,000,000 shares of common stock with the following votes:

For	Against	Abstain	Broker Non-Votes
27,418,180	201,495	119,586	0

Advisory Vote to Approve the Compensation of our Executive Officers

At the annual and special meeting, our stockholders approved an advisory vote on a non-binding resolution to approve the compensation of our executed officers as disclosed in the proxy statement with the following votes:

For	Against	Abstain	Broker Non-Votes
25,312,629	16,226	4,587	0

Advisory Vote to Determine the Frequency of an Advisory Vote on Executive Compensation

At the annual and special meeting, our stockholders approved the frequency with which stockholders should have an opportunity to provide a say-on-pay vote as every three years with the following votes:

1 Year	2 Years	3 Years	Abstain
2,958,765	37,024	22,738,935	8,202

The stockholders’ selection of every three years is consistent with management’s recommendation with respect to the frequency of such advisory vote.  Based on the results of this vote, our company will include a stockholder vote on executive compensation in our proxy materials every three years until the next required vote on the frequency of such a vote is required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH CORPORATION

By:  /s/ David Karp
David Karp
Chief Financial Officer

Dated:  September 30, 2013